                                                                   EXHIBIT 10.15

                                 PROMISSORY NOTE
                                 (VARIABLE RATE)

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   Principal      Loan Date      Maturity      Loan No.      Call       Collateral       Account       Officer      Initials
   $500,000        6/29/99        6/30/00                                  REL
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REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR
LOAN OR ITEM
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BORROWER:         TWENTY LINE INC.                          BANK: CALIFORNIA BANK & TRUST
                  3883 RUFFIN ROAD, SUITE A                       2141 PALOMAR AIRPORT ROAD, SUITE 125
                  SAN DIEGO, CALIFORNIA 92123                     CARLSBAD, CALIFORNIA 92009
                  ATTENTION: MR. TOM HIGGINSON                    ATTENTION: NORTH COUNTY CORPORATE BANKING

1. FUNDAMENTAL PROVISIONS. The following terms will be used as defined terms in this Note:

         DATE OF THIS NOTE:      June 29, 1999.

         BORROWER:               TWENTY LINE, INC., a Louisiana corporation.

         BANK: CALIFORNIA BANK & TRUST, a California banking corporation.

         PRINCIPAL AMOUNT:       Five Hundred Thousand Dollars ($500,000).

         INTEREST RATE:          One and 00/100 percentage point (1.00%) per
                                 annum above the Index Rate. The Interest Rate shall change from time to time as and when the Index Rate changes.

         DEFAULT RATE:           Five percent (5%) per annum above the Interest
                                 Rate. The Default Rate shall change from time to time as and when the Index Rate changes.

         INDEX RATE:             The "California Bank & Trust Prime Rate" as
                                 announced from time to time by Bank. In the event Bank should cease to announce a California Bank & Trust Prime Rate, the Index shall be the "Prime Rate" as published from time to time in the Western edition of the Wall
                                 Street Journal, and if a range of rates or more than one such rate is published, the Index Rate shall be the highest rate so published.

         MATURITY DATE:          June 30, 2000.

         PROPERTY:               The real property located in Shreveport,
                                 Louisiana, more particularly described in the Loan A Agreement.

2. PROMISE TO PAY. For good and valuable consideration, Borrower promises to pay to Bank, or order, the Principal Amount, or so much of the Principal Amount as may be advanced under this Note, with interest from the date of each such advance at the Interest Rate, or at the Default Rate as hereinafter provided, until paid in full in accordance with the terms contained herein.

3. LOAN AGREEMENT. This Note evidences a loan from Bank to Borrower pursuant to a Construction Loan Agreement dated the same as this Note ("Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is the Note referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.


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4.       PAYMENT. Borrower shall pay regular monthly payments of accrued unpaid interest beginning August 1, 1999, and all subsequent interest payments are due on the first day of each month after that through the Maturity Date, on or before which date Borrower shall pay the loan evidenced by this Note ("Loan") on which date all outstanding principal plus accrued unpaid interest on the Loan shall be due and payable in full. To the extent available and not previously disbursed, the portion of the Cost Breakdown designated as the Interest Reserve Amount shall be disbursed, from time to time, directly to Bank in payment of interest which accrues and becomes due under the Note; and Bank is hereby authorized to charge the Loan and Borrower's Funds Account directly for such interest payments as they become due. Interest on this Note is computed on a 365/360 simple interest basis, i.e., by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Unless otherwise agreed or required by applicable law, payments will be applied first to unpaid collection costs and late charges, then to accrued unpaid interest, and any remaining amount to principal. Principal may be prepaid at any time, in whole or in part, without penalty.

5. PLACE AND MANNER OF PAYMENT. All payments shall be made at the address for Bank set forth above, or at such other place as the holder of this Note may from time to time designate. All payments shall be made in lawful money of the United States. Checks will constitute payment only when collected.

6. STRAIGHT LINE OF CREDIT. The Loan is a non-revolving, straight line of credit. Once the total Principal Amount has been advanced, Borrower is not entitled to further loan disbursements. Borrower agrees to be liable for all sums either: (i) advanced in accordance with the instructions of an authorized person, or (ii) credited to any of Borrower's accounts with Bank. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Bank's internal records, including daily computer print-outs.

7. LATE CHARGES. If Borrower fails to make any payment of principal or interest within ten (10) days after the date on which the same is due and payable, a late charge constituting damages shall be immediately due and payable. Borrower recognizes that a default in making the payments herein agreed to be made as and when due will result in Bank's incurring additional expenses in servicing this Note, in loss to Bank of the use of the money due, and in frustration to Bank in meeting its other commitments, but that it is extremely difficult and impractical to ascertain the extent of such damages. Accordingly, Borrower agrees that the late charge for any such payment described above that is not paid within the period specified above after the date when due shall be an amount equal to five cents ($.05) for each dollar ($1.00) of each payment which becomes so delinquent, as a reasonable estimate of the damages to Bank, which sum shall be immediately due and payable.

8. DEFAULT INTEREST RATE. Commencing on the earlier of the maturity of this Note or the occurrence of an Event of Default followed by the acceleration of this Note and the lapse of such time (if any) as may then be required by law during which Bank must allow Borrower to reinstate the obligation evidenced hereby as if no acceleration had occurred, and continuing thereafter until this Note has been paid in full, all amounts due and owing under this Note shall bear interest at the Default Rate. The provisions of this paragraph shall not limit Bank's right to compel prompt performance hereunder.

9. ACCELERATION ON TRANSFER. Borrower acknowledges that (i) the financial stability and managerial and operational ability of Borrower were and are a substantial and material consideration to Bank, and in reliance thereon, Bank agreed to make the Loan to Borrower evidenced by this Note and the Loan Agreement, and (ii) the transfer of possession of the Property or any portion thereof or interest therein, or a change in the person or entity operating and managing either the Property or Borrower, may significantly and materially alter or reduce Bank's security for this Note. Accordingly, as a material inducement to Bank to enter into the transaction contemplated by the Loan Agreement, Borrower agrees that it shall not transfer the Property or any portion thereof or interest therein without the prior written consent of Bank, except as provided under the Loan Agreement. As used herein, "transfer" shall mean any event described in the paragraph of the Loan Agreement captioned "Conveyance, Lease or Encumbrance" or any change in Borrower described in the paragraph thereof captioned "Change in Borrower". In the event of any such transfer, Bank shall have the right to declare the entire principal balance, plus interest and other charges due hereunder or under the Loan Agreement, immediately due and payable in full.

10. EVENT OF DEFAULT. At the option of Bank, it shall be an "Event of Default" hereunder if (i) Borrower fails to pay when due any sum payable under this Note, or (ii) Borrower fails to perform any obligation or commits a breach of any agreement


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         set forth in this Note, if such failure is not cured within five (5)
         days after written notice from Bank, or (iii) any default or Event of Default occurs under the Deed of Trust or the Loan Agreement.

11. ACCELERATION ON DEFAULT. Upon the occurrence of an Event of Default, at the option of Bank, the entire sum of principal, interest and all other charges due under this Note shall become immediately due and payable.

12. ATTORNEYS' FEES. If Bank refers this Note to an attorney to enforce, construe or defend any provision hereof, or as a consequence of any Event of Default hereunder, with or without the filing of any legal action or proceeding, Borrower shall pay to Bank upon demand the amount of all attorneys' fees, costs and other expenses incurred by Bank in connection therewith, together with interest thereon from the date of demand at the rate applicable to the principal balance of this Note.

13. NO WAIVER. No delay or omission of Bank in exercising any right or power arising in connection with any Event of Default shall be construed as a waiver thereof or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Bank may, at its option, waive any of the conditions herein and no such waiver shall be deemed to be a waiver of Bank's rights hereunder, but rather shall be deemed to have been pursuant to this Note and not in modification thereof. No waiver of any Event of Default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent Event of Default.

14. WAIVER OF NOTICES. Borrower, all endorsers, all guarantors and all persons liable or to become liable on this Note, waive presentment, protest, demand, notice of protest, dishonor or non-payment of this Note, and any and all other notices or matters of a like nature, consent to any and all renewals and extensions of the time of payment hereto, and agree further that at any time and from time to time without notice, the terms of payment hereof may be modified, or the security described in the Loan Agreement at any time securing this Note may be released in whole or in part, or increased, changed or exchanged by agreement between the holder hereof and any owner of the Property or other collateral affected thereby, without in any way affecting the liability of any party to this Note, any endorser, any guarantor or any person liable or to become liable with respect to any indebtedness evidenced hereby.

15. MISCELLANEOUS PROVISIONS. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Bank consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. This Note shall be binding upon and inure to the benefit of Borrower, Bank and their respective successors and assigns. Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein. If Borrower consists of more than one person or entity, the obligations of Borrower shall be the joint and several obligations of all such persons or entities, and any married person who executes this Note agrees that recourse may be had against his or her separate property for satisfaction of his or her obligations hereunder.

16. CHOICE OF LAW. This Note shall be governed by and construed in accordance with the laws of the State of California, including its conflict of laws rules, notwithstanding that the real property security for the Loan is located in the State of Louisiana, whose laws will govern only the lien and enforcement of the Deed of Trust.

IN WITNESS WHEREOF, Borrower has executed this Note as of the Date of this Note.

BORROWER:                             TWENTY LINE, INC., a Louisiana corporation


                                      By: /s/
                                          --------------------------------------
                                      Its:
                                          --------------------------------------



                                      By: /s/
                                          --------------------------------------
                                      Its:
                                          --------------------------------------


ABC
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                                    GUARANTY

         1. FOR VALUE RECEIVED, including the extension of the maturity date extended to TWENTY LINE, INC., a Louisiana corporation ("Borrower"), which maturity date, in the absence of this Guaranty would not have been extended, the undersigned BRENTO CORP., an Arizona corporation ("Guarantor"), hereby unconditionally and irrevocably guarantees to CALIFORNIA BANK & TRUST, a California banking corporation ("Bank"):

                  (a) To pay, when due, whether at maturity, by acceleration or otherwise, or as the same may be renewed, modified or extended from time to time, whether for principal, interest or otherwise, all indebtedness represented by that certain Promissory Note dated July 29, 1999, signed, made and delivered by Borrower to the order of Bank in the principal amount of Five Hundred Thousand Dollars ($500,000) ("Note");

                  (b) Strict performance of Borrower's obligations under that certain Collateral Mortgage, dated the same as the Note, which was recorded in the Official Records of Caddo Parish, Louisiana on August 4, 1999 ("Collateral Mortgage");

                  (c) Strict performance of Borrower's obligations under that certain Construction Loan Agreement between Borrower and Bank dated the same as the Note ("Loan Agreement"), including without limitation Borrower's obligations to construct improvements as described therein; and

                  (d) Strict performance of Borrower's obligations under that certain Unsecured Environmental Indemnity made by Borrower in favor of Bank dated the same as the Note.

The Note, Collateral Mortgage, Loan Agreement and Unsecured Indemnity Agreement shall be referred to collectively as the "Loan Documents", certain of which were amended as of June 30, 2000 by that certain Loan Modification Agreement of that date between Bank and Borrower.

         2. The obligations of Guarantor under this Guaranty are independent of the obligations of Borrower. The liability of Guarantor under this Guaranty shall be (i) joint and several with the liability of each and every other person guaranteeing the obligations of Borrower under the Loan Documents ("other guarantor"); and (ii) continuing and shall only be terminated by full performance by Borrower pursuant to all of the terms of all of the Loan Documents. Guarantor expressly and specifically agrees that upon default by Borrower, a separate action or actions may be brought and prosecuted against Guarantor, whether or not action is brought against Borrower or any other guarantor (or both), and whether or not Borrower or any other guarantor (or both) is joined in any action against Guarantor on this Guaranty.

         3. Guarantor authorizes Bank, without notice or demand and without affecting Guarantor's liability under this Guaranty, from time to time, to: (i) change or extend the time or manner of payment of the Note; (ii) change any of the terms, covenants, conditions or provisions of the Collateral Mortgage or any other Loan Document; (iii) transfer, assign or negotiate the Note and transfer and assign the Collateral Mortgage and the other Loan Documents; (iv) take and hold additional security for the payment of the Note or the performance of the Collateral Mortgage or other Loan Document(s); (v) release all or part of the collateral from the Collateral Mortgage; (vi) apply the property conveyed by the Collateral Mortgage and direct the order or manner of sale thereof as Bank in its sole, absolute and unfettered discretion may determine; (vii) proceed against Borrower, any other guarantor or Guarantor (or any combination of them) on the Note without first foreclosing under the Collateral Mortgage; (viii) accept a conveyance of all or part of the property conveyed by the Collateral Mortgage in partial satisfaction of the indebtedness due under the Note and proceed against Borrower, any other guarantor or Guarantor (or any combination of them) for the balance then due thereunder. No indulgence, forbearance or extensions of time of payment or performance permitted or granted to Borrower by Bank shall in any way release Guarantor from liability or diminish Guarantor's obligations under this


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Guaranty. Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by operation of `580d of the CODE OF CIVIL PROCEDURE or otherwise.
Upon default by Borrower, Guarantor hereby waives:

                  (a) Presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment and notice of acceptance of this Guaranty.

                  (b) The right, if any, to the benefit of, or to direct the application of any security held by Bank, including the property described in the Collateral Mortgage; and, until all the indebtedness, payment of which is hereby guaranteed, has been paid in full, all rights of subrogation, any right to enforce any remedy which Bank now has or hereafter may have against Borrower or any other guarantor, and any right to participate in any security now or hereafter held by Bank.

                  (c) The right to require Bank to proceed against Borrower or any other guarantor (or any combination of them) or to proceed against any security now or hereafter held by Bank or to pursue any other remedy in Bank's power.

                  (d) The benefits, if Guarantor is entitled to any benefits, of any and all fair-market value and anti-deficiency statutes or single-action legislation, including, but not limited to, ` ` 580a, 580d or 726 of the California CODE OF CIVIL PROCEDURE.

                  (e) Any and all rights, claims and defenses arising out of or based upon any exercise or election of remedies by Bank which affects or results in the absence, impairment, destruction or loss of any right of reimbursement, contribution, indemnification, subrogation or other right or remedy Guarantor may have against Borrower, any other guarantor or any security to recover or seek reimbursement for any amount paid by Guarantor under this Guaranty. Guarantor acknowledges, in this regard, that the exercise by Bank of certain rights and remedies set forth in the Loan Documents may adversely affect or even eliminate Guarantors' subrogation rights against Borrower, if any, and that as a result Guarantor may succeed to a partially or totally unreimbursable liability hereunder. Nevertheless, Guarantor expressly authorizes Bank to exercise in its sole discretion any and all rights and remedies available to Bank under the Loan Documents, without regard to their affect on Guarantor's subrogation or other rights against Borrower. The foregoing acknowledgments and waivers are intended to include, but not be limited to, a full, complete and knowing waiver in advance of any and all rights, claims and defenses based on (i) Union Bank v. Gradsky, 265 Cal.App.2d 40 (1968); (ii) Bank's election to conduct a private non-judicial foreclosure sale by exercising the power of sale under the Collateral Mortgage (notwithstanding that Bank's doing so may by operation of' 580d of the California CIVIL CODE destroy any subrogation rights Guarantor might otherwise have had); (iii) any disability or other defense of Borrower or any other guarantor; (iv) the cessation, from any cause, of the liability of Borrower or any other guarantor; and (v) ` ` 2809, 2810, 2819, 2845, 2848, 2849,
2850 and 2855 of the California CIVIL CODE.

                  (f) Any and all rights, claims and defenses arising out of or based upon `580a of the California CODE OF CIVIL PROCEDURE, including the right to a fair market value hearing, the right to limit the size of any deficiency judgment, and any right of Guarantor to limit any recovery by Bank hereunder to the amount by which the total of the guaranteed indebtedness exceeds the fair market value of the real property encumbered by the Collateral Mortgage at the time of foreclosure thereof. Guarantor acknowledges, in this regard, that if Bank should elect to foreclose non-judicially and then bring an action under this Guaranty for any deficiency, Guarantor would by virtue of the foregoing waiver have relinquished any right to the protections of a fair market value hearing under `580a of the California CODE OF CIVIL PROCEDURE, and would as a result be liable to Bank for the full amount of any deficiency between the guaranteed indebtedness and the foreclosure sale proceeds, even if the fair-market value of the foreclosed property was more than the foreclosure sale proceeds.


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                  (g) To the extent permitted by applicable law, the benefit of or right to assert any statute of limitations affecting Guarantor's liability under this Guaranty or the enforcement of this Guaranty.

                  (h) To the extent applicable and permitted by law, Guarantor waives all rights and remedies that Guarantor may have been able to assert by reason of the laws of the State of Louisiana pertaining to the rights and remedies of sureties including, without limitation: (i) any right Guarantor otherwise might have to require Bank to make any demand upon, proceed against, or exhaust any security given by, Borrower and/or any other person or entity before seeking enforcement of this Guaranty, or to pursue any legal, equitable or statutory remedy otherwise available to Bank in any particular manner or order.

         Any part payment by Borrower or any other guarantor or any other circumstances which operate to toll any statute of limitations as to Borrower or any other guarantor (or both) shall also operate to toll the statute of limitations as to Guarantor.

         4. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Bank; and any indebtedness of Borrower to Guarantor, if Bank so requests, shall be collected, enforced and received by Guarantor as trustee for Bank on account of the indebtedness of Borrower to Bank without affecting the liability of Guarantor under this Guaranty. Notwithstanding the foregoing, prior to an event of default under the Loan Documents, and following the cure of all event of default thereunder, Borrower may pay, and Guarantor may accept, any payments on the account of any such indebtedness.

         5. With respect to any claim arising out of or related to this Guaranty, Guarantor waives all rights of subrogation, reimbursement, indemnity and contribution against Borrower, all rights to enforce any remedy Lender may have against Borrower, and all rights to participate in any security held by Lender for the guaranteed obligations, including any such right or any other right set forth in either `2848 or `2849 of the California CIVIL CODE, as well as any defense based upon the impairment of any subrogation, reimbursement, indemnity or contribution rights, or of any of the other foregoing rights, that Guarantor might have absent the waivers in Paragraph 3 above. Guarantor agrees
(i) not to seek to enforce or to obtain any such right, or to accept any payment from any other person, in violation of the foregoing waiver; and (ii) that any agreement or other understanding at any time entered into with any person granting any such right to Guarantor shall be null and void.

         6. With respect to any claim arising out of or related to this Guaranty, Guarantor irrevocably waives, to the fullest extent possible, all rights, actions, causes of action and claims of every kind and nature against Borrower, including, but not limited to, all rights to be or become a creditor of Borrower. Guarantor releases Borrower from all claims that may now or in the future exist or arise in favor of Guarantor based on any theory of law or equity or any statutory or common law principle, including, but not limited to, theories or laws based upon principles of indemnity, reimbursement, contribution, subrogation and subordination. Guarantor further irrevocably waives all other rights of recourse against Borrower that may otherwise exist by virtue of this Guaranty.

         7. Paragraphs 5 and 6 hereof shall not constitute a waiver or a release of Borrower as to any claim other than a claim related to or arising out of this Guaranty and the guaranteed indebtedness to which this Guaranty relates.

         8. Although Borrower is an entity, it is not necessary for Bank to inquire into the powers of Borrower or of its officers, directors, shareholders, partners, members and/or managers, as applicable, or their respective agents acting or purporting to act on behalf of Borrower, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         9. Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty.


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         10. This Guaranty shall bind the successors and assigns of Guarantor and inure to the benefit of the successors and assigns of Bank.

         11. This Guaranty shall follow the Note and Collateral Mortgage, and if the Note and Collateral Mortgage are sold, transferred, assigned or conveyed by Bank, then this Guaranty may be likewise sold, transferred, assigned or conveyed by Bank to the holder of the Note and Collateral Mortgage, and in such event, the holder of this Guaranty may enforce this Guaranty just as if said holder had been originally named as "Bank" under this Guaranty.

         Signed and made at San Diego County, California, as of July 1, 2000.

                                        BRENTO CORP., an Arizona corporation



                                        By /s/ David A. Altomare
                                          ----------------------------------
                                        Its: CEO
                                            --------------------------------


                                        By
                                          ----------------------------------
                                        Its
                                           ---------------------------------


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